UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

NetApp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

495 East Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 822-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Directors

As previously announced, Daniel J. Warmenhoven and Nicholas G. Moore retired from the Board of Directors (the “Board”) of NetApp, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company held on September 5, 2014 (the “Annual Meeting”).

Amendment to 1999 Stock Option Plan

The Board previously approved, subject to stockholder approval, an amendment to the Company’s 1999 Stock Option Plan (the “1999 Plan”) to increase the share reserve by an additional 7,500,000 shares of common stock. The Company’s stockholders approved the amendment at the Annual Meeting. The foregoing is qualified in its entirety by reference to the full text of the 1999 Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Employee Stock Purchase Plan

The Board previously approved, subject to stockholder approval, an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to increase the share reserve by an additional 5,000,000 shares of common stock. The Company’s stockholders approved the amendment at the Annual Meeting. The foregoing is qualified in its entirety by reference to the full text of the Purchase Plan, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.

Approval of Executive Compensation Plan

The Company’s stockholders approved the Company’s Executive Compensation Plan (the “Executive Compensation Plan”) at the Annual Meeting for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended. The foregoing is qualified in its entirety by reference to the full text of the Executive Compensation Plan, a copy of which is attached as Exhibit 10. 3 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company elected the following individuals to serve as members of the Board for the ensuing year or until their respective successors are duly elected and qualified. No members of the Board had continuing terms without election.

Nominee	Votes For	Votes Against	Abstentions	Broker Nonvotes*
Thomas Georgens	225,373,360	13,688,403	2,320,065	38,055,304
T. Michael Nevens	203,636,565	37,437,043	308,220	38,055,304
Jeffry R. Allen	239,021,416	2,066,634	293,778	38,055,304
Tor R. Braham	239,949,297	1,128,578	303,953	38,055,304
Alan L. Earhart	236,237,088	4,842,087	302,653	38,055,304
Gerald Held	237,970,117	3,075,550	336,161	38,055,304
Kathryn M. Hill	238,607,163	2,475,898	298,767	38,055,304
George T. Shaheen	236,041,534	5,046,902	293,392	38,055,304
Robert T. Wall	233,800,345	7,232,527	348,956	38,055,304
Richard P. Wallace	236,643,919	4,436,557	301,352	38,055,304

In addition, the following proposals were voted on at the Annual Meeting:

1.	Proposal to approve an amendment to the 1999 Plan to increase the share reserve by an additional 7,500,000 shares of common stock.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
198,448,075	42,660,249	273,504	38,055,304

The proposal was approved.

2.	Proposal to approve an amendment to the Purchase Plan to increase the share reserve by an additional 5,000,000 shares of common stock.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
236,513,703	4,606,571	261,554	38,055,304

The proposal was approved.

3.	Proposal to approve NetApp’s Executive Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
236,921,412	4,128,859	331,557	38,055,304

The proposal was approved.

4.	Proposal to approve an advisory vote on Named Executive Officer compensation.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
231,259,814	9,792,794	329,220	38,055,304

The proposal was approved.

5.	Proposal to consider a stockholder proposal regarding the establishment of a Public Policy Committee.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
11,447,533	221,243,101	8,691,194	38,055,304

The proposal was not approved.

6.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 24, 2015.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
272,222,068	6,791,122	423,942	0

The proposal was approved.

*	Broker nonvotes do not affect the outcome of the vote.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	NetApp, Inc. 1999 Stock Option Plan (incorporated by reference to Appendix A to the Company’s proxy statement, dated July 25, 2014)

10.2	NetApp, Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s proxy statement, dated July 25, 2014)

10.3	NetApp, Inc. Executive Compensation Plan (incorporated by reference to Appendix C to the Company’s proxy statement, dated July 25, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETAPP, INC. (Registrant)

Date: September 9, 2014	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	NetApp, Inc. 1999 Stock Option Plan (incorporated by reference to Appendix A to the Company’s proxy statement, dated July 25, 2014)

10.2	NetApp, Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s proxy statement, dated July 25, 2014)

10.3	NetApp, Inc. Executive Compensation Plan (incorporated by reference to Appendix C to the Company’s proxy statement, dated July 25, 2014)